                                                                  Exhibit (e)(5)

     SERVICE REQUEST

                             AG INCOME ADVANTAGE VUL /SM/

                                                           AMERICAN GENERAL LIFE

AG INCOME ADVANTAGE VUL /SM/ - FIXED OPTION                          MFS Variable Insurance Trust
     .    Division 301 - AGL Declared Fixed Interest Account              .    Division 722/770-G - MFS VIT New Discovery
AG INCOME ADVANTAGE VUL /SM/ - VARIABLE DIVISIONS                         .    Division 723/771-G - MFS VIT Research
AIM Variable Insurance Funds                                         Neuberger Berman Advisers Management Trust
(Invesco Variable Insurance Funds)                                        .    Division 725/773-G - AMT Mid-Cap Growth
     .    Division 701/749-G -  Invesco V.I. Global Real Estate           .    Division 724/772-G - AMT Socially Responsive
     .    Division 700/748-G -  Invesco V.I. International Growth    Oppenheimer Variable Account Funds
     .    Division 700/793-G -  Invesco Van Kampen V.I. Growth            .    Division 726/774-G - Oppenheimer Balanced
                                and Income                                .    Division 727/775-G - Oppenheimer Global Securities
The Alger Portfolios                                                 PIMCO Variable Insurance Trust
     .    Division 702/750-G - Alger  Capital Appreciation                .    Division 728/776-G - PIMCO VIT
     .    Division 703/751-G - Alger  Mid Cap Growth                                                CommodityRealReturn Strategy
American Century Variable Portfolios, Inc.                                .    Division 732/780-G - PIMCO VIT Global Bond (Unhedged)
     .    Division 704/752-G - VP Value                                   .    Division 729/777-G - PIMCO VIT Real Return
Dreyfus Variable Investment Fund                                          .    Division 730/778-G - PIMCO VIT Short-Term
     . Division 706/754-G - Dreyfus VIF International Value               .    Division 731/779-G - PIMCO VIT Total Return
Fidelity Variable Insurance Products                                 Pioneer Variable Contracts Trust
     .    Division 707/755-G - VIP Asset Manager                          .    Division 733/781-G - Pioneer Mid Cap Value VCT
     .    Division 708/756-G - VIP Contrafund                        Putnam Variable Trust
     .    Division 709/757-G - VIP Equity-Income                          .    Division 734/782-G - Putnam VT Diversified Income
     .    Division 710/758-G - VIP Freedom 2020                           .    Division 735/783-G - Putnam VT Small Cap Value
     .    Division 711/759-G - VIP Freedom 2025                      SunAmerica Series Trust
     .    Division 712/760-G - VIP Freedom 2030                           .    Division 736/784-G - ST Aggressive Growth
     .    Division 713/761-G - VIP Growth                                 .    Division 737/785-G - ST Balanced
     .    Division 714/762-G - VIP Mid Cap                           VALIC Company I
Franklin Templeton Variable Insurance Products Trust                      .    Division 738/786-G - International Equities
     .    Division 715/763-G - VIP Franklin Small Cap                     .    Division 739/787-G - Mid Cap Index
                               Value Securities                           .    Division 740/788-G - Money Market I
     .    Division 716/764-G - VIP Mutual Shares Securities               .    Division 741/789-G - Nasdaq-100 (R) Index
Janus Aspen Series                                                        .    Division 742/790-G - Science & Technology
     .    Division 719/767-G - Enterprise                                 .    Division 743/791-G - Small Cap Index
     .    Division 717/765-G - Forty                                      .    Division 744/792-G - Stock Index
     .    Division 718/766-G - Overseas                              Vanguard Variable Insurance Fund
JPMorgan Insurance Trust                                                  .    Division 746/794-G - VIF High Yield Bond
     .    Division 925/926-G - JPMorgan Core Bond                         .    Division 747/795-G - VIF REIT Index
     .    Division 721/769-G - JPMorgan International Equity




                                                                        Rev1011

AGLC102769




[LOGO] American General                                                                            VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
                                                                                               PO Box 4880 . Houston, TX. 77210-4880
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")        (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653



[_] POLICY               1.   -POLICY #: _______________________ Insured:___________________________________________________________
    IDENTIFICATION            Address: ______________________________________________________________________ New Address (yes) (no)
                              Primary Owner (If other than an insured): _____________________________________
COMPLETE THIS SECTION         Address: _____________________________________________________________ New Address (yes) (no)
FOR ALL REQUESTS.             Primary Owner's S.S. No. or Tax I.D. No. _________________ Phone Number: (      ) _______ - __________
                              Joint Owner (If applicable): __________________________________________________
                              Address: ______________________________________________________________________ New Address (yes) (no)

[_] NAME CHANGE          2.   Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

Complete this section         Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
if the name of one of
the Insured, Owner,           ____________________________________________________   _______________________________________________
Payor or Beneficiary          Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
has changed. (Please
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

[_] CHANGE IN            3.   INVESTMENT DIVISION                      PREM % DED %  INVESTMENT DIVISION                PREM % DED %
    ALLOCATION                (301) AGL Declared Fixed Interest                      MFS Variable Insurance Trust
    PERCENTAGES                     Account                            ______ _____  (722/770-G) MFS VIT New Discovery* ______ _____
                              AIM Variable Insurance Funds                           (723/771-G) MFS VIT Research       ______ _____
                              Invesco Variable Insurance Funds
Use this section to           (701/749-G) Invesco V.I. Global Real                   Neuberger Berman Advisers Management Trust
indicate how premiums                     Estate*                      ______ _____
or monthly deductions         (700/748-G) Invesco V.I. International                 (725/773-G) AMT Mid-Cap Growth     ______ _____
are to be allocated.                      Growth*                      ______ _____  (724/772-G) AMT Socially
Total allocation in           (745/793-G) Invesco Van Kampen V.I.                                Responsive             ______ _____
each column must                          Growth and Income            ______ _____  Oppenheimer Variable Account Funds
equal 100%; whole             The Alger Portfolios                                   (726/774-G) Oppenheimer Balanced   ______ _____
numbers only.                 (702/750-G) Alger Capital                              (727/775-G) Oppenheimer Global
                                          Appreciation                 ______ _____              Securities*            ______ _____
                              (703/751-G) Alger Mid Cap                               PIMCO Variable Insurance Trust
                                          Growth                       ______ _____  (728/776-G) PIMCO VIT
                              American Century Variable Portfolios, Inc.                         CommodityRealReturn
                              (704/752-G) VP Value                     ______ _____              Strategy*              ______ _____
                              Dreyfus Variable Investment Fund                       (732/780-G) PIMCO VIT Global       ______ _____
                              (706/754-G) Dreyfus VIF International                              Bond (Unhedged)
                                          Value*                       ______ _____  (729/777-G) PIMCO VIT Real Return  ______ _____
                              Fidelity Variable Insurance Products                   (730/778-G) PIMCO VIT Short-Term   ______ _____
                              (707/755-G) VIP Asset Manager            ______ _____  (731/779-G) PIMCO VIT Total Return ______ _____
                              (708/756-G) VIP Contrafund               ______ _____  Pioneer Variable Contracts Trust
                              (709/757-G) VIP Equity-Income            ______ _____  (733/781-G) Pioneer Mid Cap Value
                              (710/758-G) VIP Freedom 2020             ______ _____              VCT                    ______ _____
                              (711/759-G) VIP Freedom 2025             ______ _____  Putnam Variable Trust
                              (712/760-G) VIP Freedom 2030             ______ _____  (734/782-G) Putnam VT Diversified
                              (713/761-G) VIP Growth                   ______ _____              Income                 ______ _____
                              (714/762-G) VIP Mid Cap                  ______ _____  (735/783-G) Putnam VT Small Cap
                              Franklin Templeton Variable Insurance Products Trust               Value*                 ______ _____
                              (715/763-G) VIP Franklin Small Cap                     SunAmerica Series Trust
                                          Value Securities*            ______ _____  (736/784-G) ST Aggressive Growth   ______ _____
                              (716/764-G) VIP Mutual Shares Securities ______ _____  (737/785-G) ST Balanced            ______ _____
                              Janus Aspen Series                                     VALIC Company I
                              (719/767-G) Enterprise                   ______ _____  (738/786-G) International
                              (717/765-G) Forty                        ______ _____              Equities*              ______ _____
                              (718/766-G) Overseas*                    ______ _____  (739/787-G) Mid Cap Index          ______ _____
                              JPMorgan Insurance Trust                               (740/788-G) Money Market I         ______ _____
                              (925/926-G) JPMorgan Core Bond           ______ _____  (741/789-G) Nasdaq-100(R) Index    ______ _____
                              (721/769-G) JPMorgan                                   (742/790-G) Science & Technology   ______ _____
                                          International Equity*        ______ _____  (743/791-G) Small Cap Index*       ______ _____
                                                                                     (744/792-G) Stock Index            ______ _____
                                                                                     Vanguard Variable Insurance Fund
                                                                                     (746/794-G) VIF High Yield Bond    ______ _____
                                                                                     (747/795-G) VIF REIT Index         ______ _____
                                                                                     Other: ______________________      ______ _____
                                                                                                                         100%   100%





                              *    If you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider this investment option is designated as a Restricted Fund.

AGLC102769                         Page 2 of 5                           Rev1011

[_] MODE OF PREMIUM      4.   Indicate frequency and premium amount desired: $______ Annual $______ Semi-Annual $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                            $______ Monthly (Bank Draft Only)

Use this section to           Indicate billing method desired: _____ Direct Bill _____ Pre-Authorized Bank Draft
change the billing                                                                     (attach a Bank Draft Authorization
frequency and/or                                                                       Form and "Void" Check)
method of premium
payment. Note,                Start Date: ___/__/___
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

[_] LOST POLICY          5.   I/we hereby certify that the policy of insurance for the listed policy has been _______ LOST
    CERTIFICATE               _______ DESTROYED ________ OTHER.

Complete this section         Unless I/we have directed cancellation of the policy, I/we request that a:
if applying for a
Certificate of                     ________________ Certificate of Insurance at no charge
Insurance or                       ________________ Full duplicate policy at a charge of $25
duplicate policy to
replace a lost or             be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
misplaced policy. If          policy to AGL for cancellation.
a full duplicate
policy is being
requested, a check or
money order for $25
payable to AGL must
be submitted with
this request.

[_] DOLLAR COST          6.   Day of the month for transfers ______________________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)           Frequency of transfers: _________ Monthly _________ Quarterly ________ Semi-Annually ________ Annually
    ($5,000 MINIMUM           DCA to be made from the following investment option: _________________________________________________
    BEGINNING                 Transfer: $ ___________________________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)                    (301) AGL Declared Fixed Interest Account  $_________  MFS Variable Insurance Trust
                              AIM Variable Insurance Funds
                              (Invesco Variable Insurance Funds)                     (722) MFS VIT New Discovery        $___________
An amount can be              (701) Invesco V.I. Global Real Estate      $_________  (723) MFS VIT Research             $___________
systematically                (700) Invesco V.I. International Growth    $_________  Neuberger Berman Advisers Management Trust
transferred from any          (745) Invesco Van Kampen V.I Growth and                (725) AMT Mid-Cap Growth           $___________
one investment option               Income                               $_________  (724) AMT Socially Responsive      $___________
and directed to one           The Alger Portfolios                                   Oppenheimer Variable Account Funds
or more of the                (702) Alger  Capital Appreciation          $_________  (726) Oppenheimer Balanced         $___________
investment options            (703) Alger  Mid Cap Growth                $_________  (727) Oppenheimer Global
below. The AGL                American Century Variable Portfolios, Inc.                   Securities                   $___________
Declared Fixed                (704) VP Value                             $_________   PIMCO Variable Insurance Trust
Interest Account is           Dreyfus Variable Investment Fund                       (728) PIMCO VIT
not available for             (706) Dreyfus VIF International                              CommodityRealReturn Strategy $___________
DCA. Please refer to                Value                                $_________  (732) PIMCO VIT Global Bond
the prospectus for            Fidelity Variable Insurance Products                        (Unhedged)                    $___________
more information on           (707) VIP Asset Manager                    $_________  (729) PIMCO VIT Real Return        $___________
the DCA option.               (708) VIP Contrafund                       $_________  (730) PIMCO VIT Short-Term         $___________
NOTE: DCA is not              (709) VIP Equity-Income                    $_________  (731) PIMCO VIT Total Return       $___________
available if the              (710) VIP Freedom 2020                     $_________  Pioneer Variable Contracts Trust
Automatic Rebalancing         (711) VIP Freedom 2025                     $_________  (733) Pioneer Mid Cap Value VCT    $___________
option or GMWB Rider          (712) VIP Freedom 2030                     $_________  Putnam Variable Trust
have been chosen.             (713) VIP Growth                           $_________  (734) Putnam VT Diversified
                              (714) VIP Mid Cap                          $_________       Income                        $___________
                              Franklin Templeton Variable Insurance Products Trust   (735) Putnam VT Small Cap Value    $___________
                              (715) VIP Franklin Small Cap                           SunAmerica Series Trust
                                     Value Securities                    $_________  (736) ST Aggressive Growth         $___________
                              (716) VIP Mutual Shares Securities         $_________  (737) ST Balanced                  $___________
                              Janus Aspen Series                                     VALIC Company I
                              (719) Enterprise                           $_________  (738) International Equities       $___________
                              (717) Forty                                $_________  (739) Mid Cap Index                $___________
                              (718) Overseas                             $_________  (740) Money Market I               $___________
                              JPMorgan Insurance Trust                               (741) Nasdaq-100(R) Index          $___________
                              (925) JPMorgan Core Bond                   $_________  (742) Science & Technology         $___________
                              (721) JPMorgan International Equity        $_________  (743) Small Cap Index              $___________
                                                                                     (744) Stock Index                  $___________
                                                                                     Vanguard Variable Insurance Fund
                                                                                     (746) VIF High Yield Bond          $___________
                                                                                     (747) VIF REIT Index               $___________
                                                                                     Other: __________________________  $___________





                              _________ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC102769                         Page 3 of 5                           Rev1011

[_] AUTOMATIC            7.   Indicate frequency: _________ Quarterly ________ Semi-Annually ________ Annually
    REBALANCING
                                           (DIVISION NAME OR NUMBER)                            (DIVISION NAME OR NUMBER)
($5,000 minimum
accumulation value)           ________% :_______________________________________   _______% :_______________________________________
Use this section to           ________% :_______________________________________   _______% :_______________________________________
apply for or make             ________% :_______________________________________   _______% :_______________________________________
changes to Automatic          ________% :_______________________________________   _______% :_______________________________________
Rebalancing of the            ________% :_______________________________________   _______% :_______________________________________
variable divisions.           ________% :_______________________________________   _______% :_______________________________________
Please refer to the           ________% :_______________________________________   _______% :_______________________________________
prospectus for more           ________% :_______________________________________   _______% :_______________________________________
information on the            ________% :_______________________________________   _______% :_______________________________________
Automatic Rebalancing         ________% :_______________________________________   _______% :_______________________________________
Option.                       ________% :_______________________________________   _______% :_______________________________________

Note: Automatic
Rebalancing is not
available if the
Dollar Cost Averaging
option has been
chosen. Automatic
Rebalancing is
required if the GMWB
Rider has been
chosen.

                              _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_] AUTHORIZATION        8.   I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    FOR TRANSACTIONS          instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                              Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section
if you are applying           Initial the designation you prefer:
for or revoking               _________ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
current telephone or          _________ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the
e-service privileges.                   firm authorized to service my policy.

                              AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                              ____________ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                              ____________ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE          9.   Name of Insured for whom this correction is submitted: ____________________

Use this section to           Correct DOB: _____________/___________/___________
correct the age of
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

[_] TRANSFER OF         10.                (DIVISION NAME OR NUMBER)                            (DIVISION NAME OR NUMBER)
    ACCUMULATED VALUES
                              Transfer $_______ or ______% from ___________________________ to _____________________________________
Use this section if           Transfer $_______ or ______% from ___________________________ to _____________________________________
you want to transfer          Transfer $_______ or ______% from ___________________________ to _____________________________________
money between                 Transfer $_______ or ______% from ___________________________ to _____________________________________
divisions. The                Transfer $_______ or ______% from ___________________________ to _____________________________________
minimum amount for            Transfer $_______ or ______% from ___________________________ to _____________________________________
transfers is $500.00.         Transfer $_______ or ______% from ___________________________ to _____________________________________
Withdrawals from the          Transfer $_______ or ______% from ___________________________ to _____________________________________
AGL Declared Fixed            Transfer $_______ or ______% from ___________________________ to _____________________________________
Interest Account to a         Transfer $_______ or ______% from ___________________________ to _____________________________________
Variable Division may
only be made within
the 60 days after a
policy anniversary.
See transfer
limitations outlined
in prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right to
transfer the
remaining balance.
Amounts to be
transferred should be
indicated in dollar
or percentage
amounts, maintaining
consistency
throughout.

AGLC102769                         Page 4 of 5                           Rev1011

[_] REQUEST FOR         11.   _____ I request a partial surrender of $ ___________ or __________% of the net cash surrender value.
    PARTIAL
    SURRENDER/                _____ I request a loan in the amount of $ ________________________.
    POLICY LOAN
                              _____ I request the maximum loan amount available from my policy.
Use this section to
apply for a partial           Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
surrender from or             percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
policy loan against           Interest Account and Variable Divisions in use.
policy values. For
detailed information          ______________________________________________________________________________________________________
concerning these two
options please refer          ______________________________________________________________________________________________________
to your policy and
its related                   ______________________________________________________________________________________________________
prospectus. If
applying for a
partial surrender, be
sure to complete the
Notice of Withholding
section of this
Service Request in
addition to this
section.

[_] NOTICE OF           12.   The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING               policy is subject to federal income tax withholding unless you elect not to have withholding apply.
                              Withholding of state income tax may also be required by your state of residence. You may elect not
Complete this section         to have withholding apply by checking the appropriate box below. If you elect not to have
if you have applied           withholding apply to your distribution or if you do not have enough income tax withheld, you may be
for a partial                 responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if
surrender in Section          your withholding and estimated tax are not sufficient.
11.

                              Check one: ____________ I DO want income tax

                                         ____________ I DO NOT want income tax

                              IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).


[_] AFFIRMATION/        13.   CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY
    SIGNATURE                 CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER
                              SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE.
Complete this
section for ALL               THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER
requests.                     THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                              Dated at _______________________________ this _________ day of __________________, ___________________
                                       (City, State)

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF OWNER                                   SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF JOINT OWNER                             SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF ASSIGNEE                                SIGNATURE OF WITNESS

AGLC102769                         Page 5 of 5                           Rev1011